                                                                   EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                          TO BE USED IN CONNECTION WITH


                         FITZGERALDS GAMING CORPORATION

                                OFFER TO EXCHANGE
                         $1,000 PRINCIPAL AMOUNT OF ITS
                 12 1/4% SENIOR SECURED NOTES DUE 2004, SERIES B

                                    FOR EACH
                         $1,000 PRINCIPAL AMOUNT OF ITS
                 12 1/4% SENIOR SECURED NOTES DUE 2004, SERIES A
            SUBJECT TO RELEASE AS PROVIDED IN THE GOVERNING INDENTURE

            As set forth in the prospectus dated June __, 1998 (the "Prospectus") of Fitzgeralds Gaming Corporation (the "Company"), in the section entitled "The Exchange Offer--Guaranteed Delivery Procedures" and in the accompanying Letter of Transmittal, which together with the Prospectus constitute the Company's offer ("the Exchange Offer"), this form, or one substantially equivalent hereto, must be used by any holder of the Company's
12 1/4% SeniOR Secured Notes Due 2004, Series A (the "Old Notes") who wishes to tender Old Notes pursuant to the Exchange Offer and whose Old Notes are not immediately available or who cannot deliver the Old Notes or other required documents to the Exchange Agent prior to S:00 p.m., New York City time, on the Expiration Date. Such form may be delivered by facsimile transmission, if applicable, mail or hand delivery to the Exchange Agent.



FITZGERALDS GAMING CORPORATION WILL ACCEPT ALL OLD NOTES (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY ___, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



                                                The Exchange Agent is:
                                                 The Bank of New York

       By Facsimile:                 By Hand Delivery or Overnight Courier                            By Mail
       212-815-5915                          The Bank of New York                               The Bank of New York
   Confirm by Telephone:                101 Barclay Street, Floor 2100                     101 Barclay Street, Floor 2100
       212-815-3800                        New York, New York 10286                           New York, New York 10286
                                   Attention: Corporate Trust Administration         Attention: Corporate Trust Administration


 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
  FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.







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               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

             The undersigned hereby represents that the undersigned owns, and has a net long position (within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4")) equal to or greater than the principal amount of the Old Notes tendered hereby and hereby tenders to the Company in compliance with Rule 14e-4 and upon the terms and subject to the conditions set forth in the prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the Section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." The undersigned hereby tenders the Old Notes listed below:


--------------------------------------------------------------------------------

    Old Note Certificate Numbers (if available)     Principal Amount Tendered


--------------------------------------------------------------------------------




                                                      SIGN HERE


                                             ----------------------------------
                                                 Firm Name (Please Print)


                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------
                                                       Signature(s)


                                             Dated:
                                                   ---------------------------



                                             ----------------------------------
                                                   Name(s) (Please Print)


                                             ----------------------------------
                                                         Address


                                             ----------------------------------
                                             City          State     Zip Code



                                             ----------------------------------
                                               Area Code and Telephone Number




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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

             The undersigned, an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), guarantees (a) that the above named person(s) has (have) a net long position (within the meaning of Rule 14e-4) equal to or greater than the principal amount of the Old Notes tendered hereby, (b) that such tender of Old Notes complies with Rule 14e-4 and (c) that delivery to the Exchange Agent of the Old Notes tendered hereby in proper form for transfer, and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.


                                                      SIGN HERE


                                             ----------------------------------
                                                 Firm Name (Please Print)


                                             ----------------------------------

                                             ----------------------------------

                                             ----------------------------------
                                                       Signature(s)


                                             Dated:
                                                   ---------------------------



                                             ----------------------------------
                                                   Name(s) (Please Print)


                                             ----------------------------------
                                                         Address


                                             ----------------------------------
                                             City          State     Zip Code



                                             ----------------------------------
                                               Area Code and Telephone Number




DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL TENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.



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                                  INSTRUCTIONS


             1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

             2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) as written on the face of the Old Notes without alternation, enlargement or any change whatsoever.

             If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers signed as the name(s) of the registered Holder(s) appear(s) on the face of the Old Notes without alteration, enlargement or any change whatsoever.

             If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company, of the authority so to act must be submitted with this Notice of Guaranteed Delivery.

             3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or for additional copies of the Prospectus and the Letter of Transmittal may be directed to the Exchange Agent at its address or telephone number set forth on the cover hereof.


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine which number to give the payer.



                                                                   GIVE THE
                                                                   SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                                          NUMBER OF ___
1.    An individual's account                                      The individual
2.    Two or more individuals (joint account)                      The actual owner of the account or, if combined funds, the first individual on the account
3.    Custodian account of a minor (Uniform Gift to Minors         The minor
      Act)
4.    Adult and minor (joint account)                              The adult or, if the minor is the only contributor, the
                                                                   minor
5.    a.    The usual revocable savings trust account              The grantor-trustee
            (grantor is also trustee)
      b.    So-called trust account that is not a legal or         The actual owner
            valid trust under State law

FOR THIS TYPE OF ACCOUNT:                                          GIVE THE EMPLOYER IDENTIFICATION NUMBER OF ____


6.    Sole proprietorship account                                  The owner
7.    A valid trust, estate, or pension trust                      The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal
                                                                   entity itself is not designated in the account title)
8.    Corporate account                                            The corporation





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
9.    Association, club, religious, charitable, educational        The organization
      or other tax-exempt organization
10.   Partnership account                                          The partnership
11.   A broker or registered nominee                               The broker or nominee
12.   Account with the Department of Agriculture in the name       The public entity
      of a public entity (such as a State or local
      government, school district or prison) that receives
      agricultural program payments




-------------------

        List first and circle the name of the person whose number you furnish.

        Circle the minor's name and furnish the minor's social security number.

        Show the name of the owner.

        List first and circle the name of the valid trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.





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